UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2013

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

Hawaii	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1411 Sand Island Parkway

Honolulu, Hawaii 96819

(Address of Principal Executive Offices) (Zip Code)

(808) 848-1211

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Material Compensatory Plan, Contract or Arrangement.

1.                                      Performance Share Awards.  On January 23, 2013, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Matson, Inc. (the “Company”) authorized performance share awards under the Company’s 2007 Incentive Compensation Plan, as amended (the “2007 Plan”), to approximately seventy (70) individuals, including each of the Company’s executive officers.   The number of performance share units awarded to each of our executive officers is as follows:

Name	Number of Performance Shares
Matthew J. Cox	27,892
Joel M. Wine	10,227
Kevin C. O’Rourke	5,579
Ronald J. Forest	5,579
Vicente S. Angoco	5,579

Each performance share award is subject to performance-vesting and service-vesting requirements.  The performance-vesting requirement is tied to the Company’s average annual return on invested capital (which we refer to as “average ROIC”), as measured over the three-year period beginning January 1, 2013 and ending December 31, 2015.  Performance Share awards for the senior leadership team will also be modified based on total shareholder return performance (which we refer to as the “TSR modifier”) measured over the same three year period.  The service-vesting provisions of each award require the award recipient to remain in continuous service with the Company until the end of the three-year measurement period in order to vest in any shares that become issuable on the basis of the performance-vesting criteria.  The service-vesting requirement will be deemed satisfied on a pro rata basis to the extent the award recipient ceases service with the Company during the three-year measurement period by reason of death, disability or retirement, with such pro-ration to be applied to the number of shares resulting from the Company’s satisfaction of the performance-vesting criteria.  Special vesting provisions will apply in the event of a change in control of the Company.

Provided the service-vesting requirement is satisfied, the percentage of performance shares that vest will initially be based on the average ROIC over the three-year period and determined in accordance with the following schedule:

Attainment Level	% of Goal Attained	% of Performance Shares
At the Threshold Level	80%	25%
At the Target Level	100%	100%
At the Extraordinary Level	120%	200%

No shares will be earned if performance is below the threshold level.  Performance between threshold and target or target and extraordinary levels will be pro-rated between the two points on a straight line basis.  For senior leadership participants the number of performance shares will then be adjusted by the relative TSR modifier as follows:

Relative TSR	TSR Modifier Adjustment
> 75th percentile	+ 25%
50th percentile	0%
< 25th percentile	- 25%

The relative TSR is based on the Company’s total shareholder return over the three-year measurement period relative to the shareholder return over the same period for the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index (with each index weighted 50%).  Straight line interpolation will be used to determine the adjustment should the Company’s relative TSR fall between the 25th and 75th percentiles.  As a result, should the Company’s average ROIC over the three-year period equal or exceed the “Extraordinary Level” and the Company’s relative TSR over the same period be at or above the 75th percentile, a maximum of two-hundred-and-fifty percent (250%) of the number of shares issuable at target level performance may become issuable.

Within sixty (60) days after the close of the three-year measurement period, the Compensation Committee will determine and certify the Company’s average ROIC for the three-year period and the relative TSR modifier.  The shares of common stock that vest and become issuable under each performance share award on the basis of that certification and the completion of the service-vesting requirement will be issued as soon as administratively practicable thereafter.

A copy of the standard form of Performance Share Award Agreement for executive employees is attached as Exhibit 10.2 to this Current Report on Form 8-K.

2.             Time-Based Restricted Stock Unit Awards.  On January 23, 2013, the Compensation Committee also authorized time-based restricted stock unit awards under the 2007 Plan to approximately eighty-four (84) individuals, including each of our executive officers. The number of such restricted stock units awarded to each executive officer is as follows:

Name	Number of Restricted Stock Units
Matthew J. Cox	61,920
Joel M. Wine	17,045
Kevin C. O’Rourke	9,298
Ronald J. Forest	9,298
Vicente S. Angoco	9,298

Sixty percent (60%) of each restricted stock unit award (70% percent for the CEO) will vest in a series of three (3) successive equal annual installments over a three (3)-year period measured from the award date.  The remaining restricted stock unit award will also vest over a three (3)-year period, however, at a rate of 40% on the first anniversary of the grant date, 40% on the second anniversary of the grant date, and 20% on the third anniversary of the grant date. The award will vest in full on an accelerated basis should the award recipient cease employment with the Company by reason of death or permanent disability or by reason of an involuntary termination (including a resignation for good reason) within twenty-four (24) months following a change in control of the Company.  The restricted stock unit award will also vest on a pro-rata basis upon the award recipient’s retirement.

Each restricted stock unit that vests will entitle the award recipient to one share of the Company’s common stock.  The shares will be issued as the restricted stock units vest.

A copy of the standard form of Time-Based Restricted Stock Unit Award Agreement for executive employees is attached as Exhibit 99.7 to our registration statement on Form S-8, filed with the Securities and Exchange Commission (the “Commission”) on October 26, 2012.

3.             Adoption of the Matson, Inc. Cash Incentive Plan.  On January 23, 2013 the Compensation Committee also adopted and approved the Matson, Inc. Cash Incentive Plan (the “Incentive Plan”), pursuant to which the Company’s executive officers and other employees may become entitled to cash bonus payments based on attainment of specified corporate performance goals and individual goals for each year. On June 24, 2013 the Company’s board of directors adopted and approved the Incentive Plan.

At the beginning of each year, the Compensation Committee will establish the target bonuses for each participant and corporate performance goals and individual goals to be used as the basis for each participant’s bonus for that year.  For each goal established, a bonus opportunity (stated as a percentage of salary) will be set at one or more levels to be paid based on the level of attainment for that goal (e.g., threshold, target, extraordinary).  The corporate goals will be based on the performance goals listed in the Incentive Plan, which includes among others, pre-tax income, cash flow, revenue and earnings before interest, taxes, depreciation, and amortization (“EBITDA”).

At the end of each year, the Compensation Committee will determine the level of attainment of each of the goals established for that year.  Based on the Compensation Committee’s determination of the attained level of performance, an initial determination of each participant’s bonus will be made.  The Compensation Committee will have the discretion to increase or decrease the amount of such bonus awards if the Compensation Committee believes that the initial bonus amount does not accurately reflect corporate or individual performance.

On January 23, 2013, the Compensation Committee established the target bonuses for awards under the Incentive Plan for the 2013 fiscal year.  The corporate and individual performance goals for payment of bonuses will be established during the Compensation Committee meeting in February 2013.  The target bonus and maximum bonus, expressed as a percent of base salary, payable to each of our executive officers is as follows:

Name	Target Bonus (%)	Maximum Bonus (%)
Matthew J. Cox	90%	180%
Joel M. Wine	60%	120%
Kevin C. O’Rourke	50%	100%
Ronald J. Forest	50%	100%
Vicente S. Angoco	50%	100%

A copy of the Incentive Plan is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are provided herewith:

Exhibit No.	Description

10.1	Form of Notice of Performance Share Award Grant

10.2	Form of Matson, Inc. Performance Share Award Agreement

10.3	Form of Notice of Time-Based Restricted Stock Unit Grant (incorporated by reference to Exhibit 99.5 to our registration statement on Form S-8, filed with the Commission on October 26, 2012)

10.4

Form of Matson, Inc. Time-Based Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 99.7 to our registration statement on Form S-8, filed with the Commission on October 26, 2012)

10.5	Matson, Inc. Cash Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matson, Inc.

January 29, 2013	By:
/s/ Joel M. Wine
Name: Joel M. Wine
Title: Senior Vice President and Chief Financial Officer.

Exhibit Index

Exhibit No.	Description

10.1	Form of Notice of Performance Share Award Grant

10.2	Form of Matson, Inc. Performance Share Award Agreement

10.3	Form of Notice of Time-Based Restricted Stock Unit Grant (incorporated by reference to Exhibit 99.5 to our registration statement on Form S-8, filed with the Commission on October 26, 2012)

10.4

Form of Matson, Inc. Time-Based Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 99.7 to our registration statement on Form S-8, filed with the Commission on October 26, 2012)

10.5	Matson, Inc. Cash Incentive Plan